Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEVADA

In re:		Case No.	01-23229 rcj

FCI Environmental, Inc.		CHAPTER 11

MONTHLY OPERATING REPORT

(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	September 30, 2002	PETITION DATE:	December 20, 2001

1.

Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ☐ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).  Dollars reported in ($1)

2.	Asset and Liabilities Structure	End of Current Month	End of Prior Month	As of Petition Filing
	a. Current Assets	$237,892	$237,198
	b. Total Assets	255,797	255,103	$347,596
	c. Current Liabilities	1,123,580	1,008,330
	d. Total Liabilities	$15,679,576	$15,564,326	$14,555,995

3.	Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)
	a. Total Receipts	$118,861	$120,890	$1,471,497
	b. Total Disbursements	90,777	121,372	1,455,494
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	28,084	(482)	16,003
	d. Cash Balance Beginning of Month	$6,170	$6,652	18,251
	e. Cash Balance End of Month (c + d)	$34,254	$6,170	$34,254

		Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations	$(116,488)	$(127,874)	$(1,148,797)
5.	Account Receivables (Pre and Post Petition)	29,937	56,890
6.	Post-Petition Liabilities	1,123,580	1,008,330
7.	Past Due Post-Petition Account Payables (over 30 days)	$2,900	$20,083

At the end of this reporting month:			Yes	No
8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

			☐	☒

9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		☐	☒

10.	If the answer is yes to 8 or 9, were all such payments approved by the court? (additional information attached)		☐	☐

11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)		☒	☐

12.	Is the estate insured for replacement cost of assets and for general liability?		☐	☒

13.	Are a plan and disclosure statement on file?		☒	☐

14.	Was there any post-petition borrowing during this reporting period? (additional information attached)		☐	☒

15.	Check if paid: Post-petition taxes ☒; U.S. Trustee Quarterly Fees ☒; Check if filing is current for: Post-petition tax reporting and tax returns: ☒
	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	November 4, 2002	R. Kenyon Culver, CFO
		Responsible Individual

STATEMENT OF OPERATIONS
(General Business Case)

For the Month Ended September  30, 2002

Current Month						Cumulative	Next Month
Actual	Forecast	Variance				(Case to Date)	Forecast
				Revenues:
$19,187	$302,450	$(283,263)	1	Gross Sales		$628,841	$335,960
0	0	0	2	less: Sales Returns & Allowances		0	0
19,187	302,450	(283,263)	3	Net Sales		628,841	335,960
15,281	62,668	27,387	4	less: Cost of Goods Sold (Schedule ‘B’)		389,548	71,180
3,906	239,782	(235,876)	5	Gross Profit		239,293	264,780
0	0	0	6	Interest		0	0
0	0	0	7	Other Income:		0	0
			8
			9
3,906	239,782	(235,876)	10	Total Revenues		239,293	264,780

				Expenses:
36,667	33,314	(3,353)	11	Compensation to Owner(s)/Officer(s)		327,349	33,314
24,103	73,028	48,925	12	Salaries		559,419	73,028
0	0	0	13	Commissions		0	0
0	0	0	14	Contract Labor		10,405	0
			15	Rent/Lease:
10,208	10,825	617	16	Real Property		101,154	10,825
7,090	5,763	(1,327)	17	Insurance		46,862	5,763
0	0	0	18	Management Fees		0	0
1,932	1,917	(15)	19	Depreciation		17,782	2,000
				Taxes:
3,211	8,137	4,926	20	Employee Payroll Taxes		47,946	8,137
0	0	0	1	Real Property Taxes		1,889	0
0	0	0	2	Other Taxes		0	0
1,534	15,212	13,678	3	Other Selling		24,479	16,100
21,157	27,706	6,549	4	Other Administrative		148,898	27,706
4,492	0	(4,492)	5	Interest		30,964	0
10,000	9,167	(833)	6	Other Expenses:	License fees	55,669	9,167
			7			19,531	0
			8
			9
			10
			11
			12
			13
			14
120,394	185,069	64,675	15	Total Expenses		1,376,828	186,040
(116,488)	54,713	(171,201)	16	Subtotal		(1,137,535)	78,740

				Reorganization Items:
0	0	0	17	Professional Fees (additional information attached		(3,512)	0
0	0	0	18	Provisions for Rejected Executory Contracts		0	0
0	0	0	19	Interest Earned on Accumulated Cash from Resulting Chp 11 Case		0	0
0	0	0	20	Gain or (Loss) from Sale of Equipment		0	0
0	0	0	21	U.S. Trustee Quarterly Fees		(7,750)	0
			22
0	0	0	23	Total Reorganization Items		(11,262)	0
(116,488)	54,713	(171,201)	24	Net Profit (Loss) Before Federal & State Taxes		(1,148,797)	78,740
0	0	0	25	Federal & State Income Taxes		0	0
$(116,488)	$54,713	$(171,201)	26	Net Profit (Loss)		$(1,148,797)	$78,740

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
(General Business Case)

For the Month Ended September 30, 2002

Assets
		From Schedules	Market Value
	Current Assets
1	Cash and cash equivalents — unrestricted		$34,254
2	Cash and cash equivalents — restricted		0
3	Accounts receivable (net)	A	29,937
4	Inventory	B	160,592
5	Prepaid expenses		9,628
6	Professional retainers		3,481
7	Other:		0
8			0

9	Total Current Assets		237,892

	Property and Equipment (Market Value)
10	Real property	C	0
11	Machinery and equipment	D	1,759
12	Furniture and fixtures	D	9,800
13	Office equipment	D	5,792
14	Leasehold improvements	D	0
15	Vehicles	D	0
16	Other:	D
17		D
18		D
19		D
20		D

21	Total Property and Equipment		17,351

	Other Assets
22			0
23			0
24			0
25			0
26			0
27	Due from affiliated companies		554

28	Total Other Assets

29	Total Assets		$255,797

NOTE:
	Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

	See additional information attached

Liabilities and Equity
(General Business Case)

	Liabilities
			From Schedules
		Post-Petition

		Current Liabilities
30		Salaries and wages		$132,638
31		Payroll taxes		5,351
32		Real and personal property taxes
33		A/P clearing		(655)
34		Sales taxes
35		Notes payable (short term)		385,000
36		Accounts payable (trade)	A	15,981
37		Real property lease arrearage		0
38		Personal property lease arrearage		2,192
39		Accrued professional fees		3,513
40		Current portion of long-term post-petition debt (due within 12 months)		0
41	Other:	Warranty reserve ($17,887) and deferred revenue ($34,950)		52,837
42		Other (($6,288)), license fees ($35,531) and accrued DIP loan interest ($30,963)		63,206
43		Due to affiliates		463,309

44		Total Current Liabilities		1,123,372

45		Long-Term Post-Petition Debt, Net of Current Portion		0

46		Total Post-Petition Liabilities		1,123,372

		Pre-Petition Liabilities (allowed amount)
47		Secured claims	F	0
48		Priority unsecured claims	F	184,155
49		General unsecured claims	F	14,371,841

50		Total Pre-Petition Liabilities		14,555,996

51		Total Liabilities		15,564,326

	Equity (Deficit)
52		Equity (Deficit) at time of filing		(14,218,082)
53		Capital Stock		0
54		Additional paid-in capital		1,000
55		Cumulative profit/(loss) since filing of case		(1,148,797)
56		Post-petition contributions/(distributions) or (draws)		0
57				0
58		Market value adjustment		(57,692)

59		Total Equity (Deficit)		(15,423,571)

60	Total Liabilities and Equity (Deficit)			$255,797

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A
Accounts Receivable (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 - 30 Days	$34,189	$13,081
31-60 Days	225	1,837
61-90 Days	0	463	$2,900
91+ Days	265	600
Total accounts receivable/payable	34,679	$15,981
Allowance for doubtful accounts	(4,742)
Accounts receivable (net)	$29,937

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)		Cost of Goods Sold
	Inventory(ies) Balance at End of Month	Inventory Beginning of Month	$161,029

		Add —
Retail/Restaurants —		Net purchase	67
Product for resale	$0	Direct labor	0
		Manufacturing overhead	21,087
Distribution —		Freight in	0
Products for resale	0	Other:
			0
Manufacturer —			0
Raw Materials	324,030
Work-in-progress	(38,537)	Less —
Finished goods	549,179	Inventory End of Month	160,592
		Monitoring	(2,400)
Other — Explain	(674,080)	Warranty	8,710
Reserve of obsolescence
		Cost of Goods Sold	$15,281
TOTAL	$160,592

Method of Inventory Control				Inventory Valuation Methods
Do you have a functioning perpetual inventory system?				Indicate by a checkmark method of inventory used.
Yes	X	No

How often do you take a complete physical inventory?				Valuation methods
				FIFO cost	X
Weekly				LIFO cost
Monthly				Lower of cost or market	X
Quarterly				Retail method
Semi-annually				Other —
Annually	X			Explain
Date of last physical inventory was			1/18/2002

Date of next physical inventory is			12/31/2002

Schedule C
Real Property

Description	Cost	Market Value
None	$0	$0

Total	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment —
Various	$89,137	$1,759

9/30/02 NBV = $14,170

Total	$89,137	$1,759

Furniture & Fixtures —
Various	$35,000	$9,800

9/30/02 NBV = $23,157

Total	$35,000	$9,800

Office Equipment —
Various	$262,278	$5,792

98/30/02 NBV = $34,006
Total	$262,278	$5,792

Leasehold Improvements —
None	$0	$0

Total	$0	$0

Vehicles —
None	$0	$0

Total	$0	$0

Schedule E

Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding	$2,519				$2,519
FICA — Employee	1,385				1,385
FICA — Employer	1,385				1,385
Unemployment (FUTA)	7				7
Income
Other (Attach List)
Total Federal Taxes	5,296				5,296

State and Local
Income Tax Withholding	55				55
Unemployment (UT)
Disability Insurance (DI)
Empl. Training Tax (ETT)
Sales
Excise
Real property
Personal property
Income
Other (Attach List)
Total State & Local Taxes	55				55

Total Taxes	$5,351				$5,351

Schedule F
Pre-Petition Liabilities

List Total Claims For Each Classification —	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$0	$0
Priority claims other than taxes	148,477	127,462
Priority tax claims	56,693	56,693
General unsecured claims	$14,371,841	$14,371,841

(a)	List total amount of claims even it under secured.

(b)

Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G

Rental Income Information

Not applicable to General Business Cases.

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Bank of America	Bank of America	Petty cash and suspense	Bank of America OxySense
Account Type	Checking	Checking		Checking
Account No.	37-5550-8595	37-5550-8511		47-9133-4120
Account Purpose	General disbursement	Payroll		General Disbursement
Balance, End of Month	$15,291	$(3,797)	$1,019	$21,741
Total Funds on Hand for all Accounts	$34,254

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended September 30, 2002

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected	$0	$0
2	Cash Received from Sales	45,372	555,337
3	Interest Received	0	0
4	Borrowings	0	385,000
5	Funds from Shareholders, Partners, or Other Insiders	0	0
6	Capital Contributions	0	0
7	Transfers from DecisionLink, Inc., an affiliated company	0	377,232
8	Transfer from IDL Corp., an affiliated company	73,489	150,386
9	Insurance proceeds	0	3,542
10
11
12	Total Cash Receipts	118,861	1,471,497

	Cash Disbursements
13	Payments for Inventory	0	37,338
14	Selling	599	18,979
15	Administrative	24,909	310,491
16	Capital Expenditures	0	0
17	Principal Payments on Debt	0	0
18	Interest Paid	0	0
	Rent/Lease:
19	Personal Property	0	2,274
20	Real Property	0	29,073
	Amount Paid to Owner(s)/Officer(s)
21	Salaries	5,988	208,183
22	Draws	0	0
23	Commissions/Royalties	0	0
24	Expense Reimbursements	0	0
25	Other	0	0
26	Salaries/Commissions (less employee withholding)	37,290	437,611
27	Management Fees	0	0
	Taxes:
28	Employee Withholding	11,471	213,912
29	Employer Payroll Taxes	3,770	62,726
30	Real Property Taxes	0	0
31	Other Taxes	0	0
32	Other Cash Outflows:	0	0
33	Transfers to IDL Corp., an affiliated company	0	24,486
34	Transfers to DecisionLink, Inc., an affiliated company	3,000	83,540
35	U.S. Trustee	3,750	7,250
36	TNO license fee	0	19,631
37
38	Total Cash Disbursements:	90,777	1,455,494
39	Net Increase (Decrease) in Cash	28,084	16,003
40	Cash Balance, Beginning of Period	6,170	18,251
41	Cash Balance, End of Period	$34,254	$34,254

MONTHLY OPERATING REPORT

FCI Environmental, Inc. 01-23229 rjc

September 30, 2002

Additional Information

Summary of Financial Status:

The financial information provided herein includes the accounts of FCI Environmental, Inc. (“FCI”) on a stand-alone basis. This financial information does not include the accounts of any of its affiliated companies.

No. 11. Payments made to officers:

Payment Date	Check Nbr.	Amount	Purpose	Payee
9/06/02	11220	$2,994	Payroll period ended 08/31/02	Ken Culver, CFO
9/20/02	11232	2,994	Payroll period ended 09/14/02	Ken Culver, CFO

Approved on or about December 21, 2001, by court order authorizing payment of wages, salaries, employee benefits and reimbursable employee expenses.

No. 12. Estate insurance:

Effective September 1, 2002, FCI’s property and general liability insurance policies expired without replacement.

No. 14. An emergency order authorizing post-petition financing was approved by the bankruptcy court on or about December 21, 2001. On March 27, 2002, the bankruptcy court entered an emergency order authorizing supplemental post petition financing. $385,000 has been received by the end of this reporting period.

Statement of Operations:

The Statement of Operation budget does not include revenues from IDL Corp., an affiliated company that is integral to the debtor’s joint plan of reorganization.

Line 4 — Cost of goods sold — the budget contains only direct material costs. All other costs normally associated with cost of goods sold are included within operating expenses.

General Explanation of Variances to Statement of Operations:

The forecasted amounts are preliminary in nature. These amounts were derived from a combined Chapter 11 bankruptcy budget including affiliated companies

1

MONTHLY OPERATING REPORT

FCI Environmental, Inc. 01-23229 rjc

September 30, 2002

Additional Information

Balance Sheet:

Cash — Bank statements and reconciliations attached for:

Facility	Account No.
Bank of America	37-5550-8595
Bank of America	37-5550-8511

Inventory — the stated inventory balance is net of a $674,080 reserve to appropriately state inventories at the lower of cost or market.

Property and Equipment (Market Value) — market value has not been independently determined. Management estimates that the estate’s property and equipment, with a net book value of $71,333, to be worth $17,351.

Accrued salaries and wages — is comprised of: (a) $80,029 management salary deferral which only at Plan confirmation will be converted to a promissory note as approved by the bankruptcy court on or about July 12, 2002, in an emergency order authorizing supplemental post petition financing, (b) $16,994 earned salary for the period from September 15, 2002 through September 28, 2002 paid on October 4, 2002, and (c) earned but unpaid salary of $25,477 and $10,138 for Messrs. Gerard and Culver, respectively.

Warranty Reserve ($17,887) and deferred Revenue ($34,950) — were not included as claims in the estate’s Schedule F — Creditors Holding Unsecured Nonpriority Claims, as these obligations will be fulfilled under a Chapter 11 going concern plan of reorganization.

Pre-petition general unsecured claims — includes $14,006,118 due to DecisionLink, Inc. (Chapter 11 case Nbr. 01-22706), the sole owner of FCI, and $108,446 due to affiliated companies.

END

2